Gabelli Capital Asset Fund

A Portfolio of Gabelli Capital Series Funds, Inc.

SUMMARY PROSPECTUS April 30, 2025

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders and other information about the Fund online at www.gabelli.com/funds/open_ends. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2025, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives

The Fund’s primary goal is to seek growth of capital. The Fund’s secondary goal is to produce current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold or sell of the Fund. Fee and expense information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, fees and expenses would be higher than those shown.

Shareholder Fees (fees paid directly from your investment):
There are no Shareholder Fees.	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Administrative Services Fee	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.30%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$412	$713	$1,568

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of companies (common stock, preferred stock, and securities that may be converted at a later time into common stock) that are selling in the public market at a significant discount to their “private market value.” Private market value is the value that Gabelli Funds, LLC, (the “Adviser”), believes informed investors would be willing to pay for a company. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium, or small market capitalizations. The Adviser will sell any Fund investments that lose their perceived value when compared with other investment alternatives.

Holders of equity securities only have rights to value in the issuer after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants, which are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following techniques as principal investment strategies:

●	Corporate Reorganizations. Subject to the diversification requirements of its investment restrictions, the Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced. The Adviser will only invest in such securities if it is likely that the amount of capital appreciation will be significantly greater than the added expenses of buying and selling securities on a short term basis. The 35% limitation does not apply to the securities of companies that may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation, or reorganization.

●	Foreign Securities. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

Principal Risks

You may want to invest in the Fund if:

●	you are a long term investor

●	you seek both growth of capital and some current income

●	you believe that the market will favor value over growth stocks over the long term

●	you wish to include a value strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth less than what you paid for them; you may lose money by investing in the Fund.

The principal risks of investing in the Fund are:

●	Convertible Securities Risk. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

●	Credit Quality Risk. Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities.

●	Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic, global health, or political conditions. When the value of the Fund’s equity securities goes down, your investment in the Fund decreases in value.

2

●	Financial Services Risk. The Fund invests in securities issued by financial services companies. Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change; unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

●	Interest Rate Risk, Maturity Risk, and Credit Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. The Fund may be subject to heightened interest rate risk as a result of changes in economic conditions, inflation and government monetary policy, such as changes in the federal funds rate. There is no way of predicting the frequency or quantum of potential interest rate changes. The negative impact on fixed income securities from any interest rate increases could be swift and significant. The magnitude of the increase or decline will often be greater for longer term debt securities than shorter term debt securities. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

●	Large-Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

3

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

●	Merger Risk. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

●	Sector Risk. Although the Fund does not employ a sector focus, its exposure, from time to time, to specific sectors will increase based on the Adviser’s perception of available investment opportunities. If the Fund focuses on a particular sector, the Fund may face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that sector. Furthermore, investments in particular sectors may be more volatile than the broader market as a whole.

●	Small and Mid-Capitalization Risk. Risk is greater for the securities of small and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

●	Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. These and any further actions that may be taken by the U.S. and foreign governments with respect to trade policy may impair the value of your investment in the Fund.

●	Infectious Illness Risk. A widespread outbreak of an infectious illness may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

4

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GABELLI CAPITAL ASSET FUND

(Total Returns for the Years Ended December 31)

30%
20%
10%
0%
-10%
-20%
(8.81)%
14.25%
20.49%
(11.09)%
19.51%
6.34%
20.48%
(12.92)%
11.86%
11.30%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Performance information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, the Fund’s returns would be lower than those shown. During the periods shown in the bar chart, the highest return for a quarter was 23.47% (quarter ended December 31, 2020), and the lowest return for a quarter was (29.75)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2024)	Past One Year	Past Five Years	Past Ten Years
Gabelli Capital Asset Fund	11.30%	6.79%	6.36%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

Management

The Adviser. Gabelli Funds, LLC.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chairman, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since its inception on May 1, 1995.

Purchase and Sale of Fund Shares

You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts (“Contracts”) issued by various insurance companies (“Insurance Companies”). The Fund continuously offers its shares to the Insurance Companies’ separate accounts at the net asset value per share (“NAV”) next determined after a proper purchase request has been received by the Insurance Companies. The Insurance Companies then offer to owners of the Contracts (“Contractowners”) units in separate accounts which directly correspond to shares in the Fund. The Insurance Companies submit purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions, and surrender or partial withdrawal requests which are furnished to the Insurance Companies by such Contractowners. The Fund redeems shares from the Insurance Companies’ separate accounts at the NAV next determined after receipt of a redemption order from the Insurance Companies.

5

Because the Fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, the Fund is dependent on the rights, ability, and willingness of these participating insurance companies to limit frequent trading in Fund shares.

Important Information about the Fund Liquidation. On February 12, 2025, the Fund’s Board of Directors approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund (the “Liquidation”). Effective as of April 2, 2025, the Fund no longer accepts orders from new investors or existing shareholders to purchase Fund shares. On or about June 10, 2025 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchase and Redemption of Shares” in this Prospectus. In preparation for the Liquidation, the Fund may deviate from its investment objective and principal investment strategies.

For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to shareholders who are holding the shares in a taxable account. Distributions made by the Fund to an insurance company separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause the corresponding contract owners to recognize income or gain for federal income tax purposes. For more information, turn to “Dividends, Distributions, and Taxes.”

6

This Page Was Intentionally Left Blank.

471 multi 2025

8